                                                                   Exhibit 99.03

             UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED
                             INCOME STATEMENT DATA

     The following unaudited pro forma condensed income statements for the six months ended June 30, 1999 and 1998 and fiscal year ended December 31, 1998 are set forth herein to give effect as if the acquisition of Actuate BV had occurred as of January 1, 1998. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available. The pro forma condensed combining statement of operations is provided for illustrative purposes only and is not necessarily indicative of the combined consolidated results of operations that would have been reported had the acquisition occurred on January 1, 1998, nor does it represent a forecast of the combined future consolidated results of operations for any future period. All information contained herein should be read in conjunction with Actuate Consolidated Financial Statements and the notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in Actuate's Form 10-K for the year ended December 31, 1998, and the financial statements and notes thereto of Actuate BV included in this filing under Exhibit 99.01.


                 ACTUATE CORPORATION AND ACTUATE HOLDING, B.V.
  Unaudited Pro Forma Condensed Combining Consolidated Income Statement Data
                        Six Months Ended June 30, 1999
                     (in thousands, except per share data)

                                                            Actuate Corp.          Actuate B.V.
                                                             For the six          For the period
                                                             Months ended          from January
                                                               June 30,          1, 1999 to June      Pro forma        Pro forma
                                                                 1999               18, 1999         Adjustments        Combined
                                                            -------------        ---------------     -----------       ----------
Revenues:
  License fees............................................        $14,088            $   518             $(251)          $14,355
  Services................................................          4,038              1,319                 -             5,357
                                                                  -------            -------             -----           -------

     Total revenues.......................................         18,126              1,837              (251)           19,712
                                                                  -------            -------             -----           -------

Operating expenses:
  Cost of license fees....................................            452                274              (251)              475
  Cost of services........................................          2,204                892                 -             3,096
  Sales and marketing.....................................          8,035              1,733                 -             9,768
  Research and development................................          4,336                  -                 -             4,336
  General and administrative..............................          1,492                827                 -             2,319
  Amortization of goodwill and other purchased
   intangibles............................................            368                  -               838             1,206
                                                                  -------            -------             -----           -------

     Total operating expenses.............................         16,887              3,726               587            21,200
                                                                  -------            -------             -----           -------

Income (loss) from operations.............................          1,239             (1,889)             (838)           (1,488)
Equity in losses of affiliate.............................            (50)                 -                 -               (50)
Interest and other income, net............................            760               (239)                -               521
                                                                  -------            -------             -----           -------

Income (loss) before income taxes.........................          1,949             (2,128)             (603)           (1,017)
Provision for income taxes................................            225                  -                 -               225
                                                                  -------            -------             -----           -------

Net income (loss).........................................        $ 1,724            $(2,128)            $(603)          $(1,242)
                                                                  =======            =======             =====           =======

Basic income (loss) per share.............................        $  0.13                  -                 -            $(0.09)
                                                                  =======            =======             =====           =======

Shares used in per share calculation......................         13,287                  -                 -            13,287
                                                                  =======            =======             =====           =======

                            See accompanying notes

                 ACTUATE CORPORATION AND ACTUATE HOLDING, B.V.
  Unaudited Pro Forma Condensed Combining Consolidated Income Statement Data
                        Six Months Ended June 30, 1998
                     (in thousands, except per share data)


                                                                    Actuate Corp.  Actuate B.V.
                                                                     For the six   For the six
                                                                    Months ended   Months ended
                                                                      June 30,       June 30,           Pro forma        Pro forma
                                                                        1998           1998            Adjustments       Combined
                                                                    ------------   ------------        -----------      -----------
Revenues:
  License fees.....................................................    $ 7,009        $   688           $  (272)          $ 7,425
  Services.........................................................      1,754              -                 -             1,754
                                                                       -------        -------           -------           -------

Total revenues.....................................................      8,763            688              (272)            9,179
                                                                       -------        -------           -------           -------

Operating expenses:
  Cost of license fees.............................................        531            265              (272)              524
  Cost of services.................................................      1,529              -                 -             1,529
  Sales and marketing..............................................      5,467            998                 -             6,465
  Research and development.........................................      3,574              -                 -             3,574
  General and administrative.......................................      1,200            688                 -             1,888
  Amortization of goodwill and other purchased intangibles.........          -              -             1,206             1,206
                                                                       -------        -------           -------           -------

     Total operating expenses......................................     12,301          1,951               934            15,186
                                                                       -------        -------           -------           -------

Loss from operations...............................................     (3,538)        (1,263)           (1,206)           (6,007)
Interest and other income, net.....................................         36             20                 -                56
                                                                       -------        -------           -------           -------

Net loss...........................................................    $(3,502)       $(1,243)          $(1,206)          $(5,951)
                                                                      ========        =======           =======           =======

Basic and diluted loss per share...................................    $ (1.04)             -                 -           $ (1.77)
                                                                      ========        =======           =======           =======

Shares used in per share calculation...............................      3,358              -                 -             3,358
                                                                       =======         ======            ======            ======

                            See accompanying notes

                 ACTUATE CORPORATION AND ACTUATE HOLDING, B.V.
  Unaudited Pro Forma Condensed Combining Consolidated Income Statement Data
                     Twelve Months Ended December 31, 1998
                     (in thousands, except per share data)


                                                             Actuate Corp.    Actuate B.V.
                                                            For the twelve   For the twelve
                                                             Months ended     Months ended
                                                             December 31,     December 31,       Pro forma         Pro forma
                                                                 1998             1998          Adjustments         Combined
                                                             -------------   --------------     -----------        ----------
Revenues:
  License fees..............................................     $17,750          $ 1,695           $  (861)          $18,584
  Services..................................................       4,122              736                 -             4,858
                                                                 -------          -------           -------            ------

Total revenues..............................................      21,872            2,431              (861)           23,442
                                                                 -------          -------           -------            ------

Operating expenses:
  Cost of license fees......................................       1,012              874              (861)            1,025
  Cost of services..........................................       3,171              177                 -             3,348
  Sales and marketing.......................................      11,658            2,488                 -            14,146
  Research and development..................................       7,373                -                 -             7,373
  General and administrative................................       2,563            1,403                 -             3,966
  Amortization of goodwill and other purchased intangibles..           -                -             2,411             2,411
                                                                 -------          -------           -------            ------

     Total operating expenses...............................      25,777            4,942             1,550            32,269
                                                                 -------          -------           -------            ------

Loss from operations........................................      (3,905)          (2,511)           (2,411)           (8,827)
Interest and other income, net..............................         739             (277)                -               462
                                                                 -------          -------           -------            ------

Net loss....................................................     $(3,166)         $(2,788)          $(2,411)          $(8,365)
                                                                 =======          =======           =======            ======

Basic and diluted loss per share............................     $ (0.41)               -                 -           $ (1.08)
                                                                 =======          =======           =======            ======

Shares used in per share calculation........................       7,755                -                 -             7,755
                                                                 =======          =======           =======            ======

                            See accompanying notes

                 ACTUATE CORPORATION AND ACTUATE HOLDING, B.V.



NOTES  TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


     NOTE 1. The Actuate statements of operations for the six months ended June 30, 1999 and 1998 and the twelve months ended December 31, 1998 have been combined with the Actuate BV statements of operations for the period from January 1, 1999 to June 18, 1999, 1998 and the twelve months ended December 31, 1998. This method of combining the two companies is for the presentation of unaudited pro forma condensed combining financial statements only. Actual statements of operations of Actuate and Actuate BV have been combined from the effective date of the Acquisition with no retroactive restatement. The unaudited pro forma condensed combining financial statements, including the notes thereto, should be read in conjunction with the historical consolidated financial statements of Actuate and Actuate BV.


     NOTE 2. Certain pro forma adjustments have been made to the accompanying pro forma combined condensed financial statements as described below:


(a) Eliminate royalty income due to Actuate from Actuate BV and the related cost of license for Actuate BV.

(b) Reflects amortization of goodwill and other purchased intangible in the six months ended June 30, 1999 and 1998 and twelve months ended December 31, 1998 as if the acquisition of Actuate BV had occurred as of January 1, 1998.

     NOTE 3. The pro forma condensed combining consolidated income statements do not include the merger related costs of approximately $304,000 due to its non-recurring nature.